UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

Commission File Number of issuing entity:

333-140609-03

RAAC Series 2007-SP2 Trust

____________________________________________________________________

(Exact name of issuing entity)

Commission File Number of depositor:

333-140609

Residential Asset Mortgage Products, Inc.

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(Exact name of depositor as specified in its charter)

Residential Funding Company, LLC

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(Exact name of sponsor as specified in its charter)

DELAWARE	None
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN	55437
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (952) 857-7000

_________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.

Residential Funding Company, LLC, as the master servicer of the RAAC Series 2007-SP2 Trust (the "Trust"), has been notified of the following information regarding Litton Loan Servicing L.P., which is a subservicer of certain mortgage loans included in the Trust:

Effective December 10, 2007, Goldman Sachs Bank USA acquired Litton Loan Servicing L.P. from Credit-Based Asset Servicing and Securitization LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAAC SERIES 2007-SP2 TRUST
(Issuing Entity)

By: Residential Funding Company, LLC, as Master Servicer

By: /s/ Darsi Meyer
Name: Darsi Meyer
Title: Director

Dated: December 14, 2007